UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

PARKS! AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS OF

PARKS! AMERICA, INC.

MEETING TO BE HELD ON

DATE: March 7, 2025

TIME: 10:00 a.m. Eastern Time

LOCATION: The Lodge and Spa at Callaway Gardens Sourwood Rooms 4&5

4500 Southern Pine Drive, Pine Mountain, GA 31822

This is not a form for voting. You cannot use this notice to vote your shares.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS AND PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS, WHICH CONTAIN IMPORTANT INFORMATION AND ARE AVAILABLE ON THE INTERNET OR BY MAIL.

We encourage you to access and review the proxy materials before voting. THE PROXY MATERIALS CONSISTING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT, THE PROXY CARD, AND THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT: https://animalsafari.com/investor-relations/.

IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE:

Step 1: Go to https://onlineproxyvote.com/PRKA/2025

Step 2: Enter your control number.

Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD AND THE FORM 10-K OR MATERIALS RELATING TO THE FUTURE STOCKHOLDER MEETING, YOU MUST REQUEST ONE. OTHERWISE, YOU WILL NOT RECEIVE A COPY. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE February 25th, 2025.

HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

TELEPHONE:	INTERNET:	EMAIL:
CALL	https://onlineproxyvote.com/PRKA/2025	proxyvote@stctransfer.com
1-(469) 633-0101	FOLLOW THE ON-SCREEN INSTRUCTIONS	INCLUDE YOUR CONTROL ID IN YOUR EMAIL

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	The election of each of the five (5) nominees proposed by the Board: Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matthew Hansen.

2.	Ratification of the appointment of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025.

3.	Approval, by a non-binding advisory vote, of executive compensation.

4.	Amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 1-for-500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5-for-1 forward stock split of the Company Common Stock.

5.

Adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF LISTED NOMINEES AND ALL OTHER PROPOSALS ABOVE.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE AND CHECK THE PROXY MATERIALS FOR HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

YOUR VOTE IS IMPORTANT!